UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 5, 2010
STILLWATER MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13053	81-0480654

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

536 East Pike Avenue Columbus, Montana	59019

(Address of principal executive offices)	(Zip Code)
(406) 322-8700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 8.01 Other Events
Change in Method of Accounting for Inventory Valuation
On January 1, 2010, Stillwater Mining Company (the “Company”) elected to change its method of valuing its recycling inventory to the lot specific (specific identification) cost method whereas in all prior fiscal periods the Company’s recycling inventory was valued using the average cost method. The new method of accounting for recycling inventory is deemed preferable as the lot specific cost method better matches revenue and expense as the Company acquires raw catalytic material in specific lots from third parties and processes each of these specific lots for delivery to specific customers at predetermined margins.
Under the average cost method, acquisition costs and processing costs for all recycling material were blended together resulting in an average cost per ounce of recycled material. Under the lot specific cost method, the actual acquisition costs and processing costs for each specific lot of recycled material purchased and processed will be matched with the actual revenue earned for each specific lot of recycled material.
The Company has applied the effect of the change in accounting method retrospectively to its previously filed prior period financial statements for years ending December 31, 2009, 2008, 2007, 2006 and 2005. The Company’s previously filed quarterly reports for the three month periods ending March 31, June 30, September 30, and December 31, 2009 have also been restated for the effect of the change in accounting method to be filed for comparability purposes in its 2010 quarterly reports filed with the U.S. Securities and Exchange Commission.
The Company has restated the cumulative effect of the change in accounting method on it retained earnings balance at January 1, 2005. The cumulative effect for all periods prior to January 1, 2005 was an increase of $88,000 in the Company’s reported accumulated deficit. The Company’s effective income tax rate for all prior periods is 39.3875%. The Company’s annual report to shareholders provides three years of financial results. Amounts in all periods have been restated including earnings per share in the applicable periods.
Item 9.01 Financial Statements and Exhibits
     (a) Financial statements:
          None
     (b) Pro forma financial information:
The following financial statement line items in the Company’s previously reported statements of operations and comprehensive income (loss), balance sheets and statements of cash flows for fiscal periods 2009, 2008, 2007, 2006 and 2005 were affected by the change in accounting method:

Stillwater Mining Company’s Statements of Operations and Comprehensive Income (Loss) as originally reported under the average cost method for each of the years ended December 31:
Statement of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except per share data)

	2009	2008	2007	2006	2005

PGM recycling costs of metals sold	$76,483	$449,497	$306,757	$249,861	$84,336
Operating income (loss)	3,725	(118,504)	(15,775)	8,519	(6,170)
Net income (loss)	(9,218)	(116,943)	(15,103)	8,512	(12,688)
Comprehensive income (loss)	$(9,148)	$(111,078)	$(5,525)	$10,311	$(25,125)

Weighted average common shares outstanding
Basic	94,852	93,025	92,016	91,260	90,702
Diluted	94,852	93,025	92,016	91,580	90,702
Basic income (loss) per share	$(0.10)	$(1.26)	$(0.16)	$0.09	$(0.14)
Diluted income (loss) per share	$(0.10)	$(1.26)	$(0.16)	$0.09	$(0.14)
Stillwater Mining Company’s Statements of Operations and Comprehensive Income (Loss) reflecting the retrospective application of the accounting change from average cost method to the lot specific method for each of the years ended December 31:
Statement of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except per share data)

	2009	2008	2007	2006	2005

PGM recycling costs of metals sold	$75,920	$448,351	$308,567	$249,689	$83,896
Operating income (loss)	4,288	(117,358)	(17,585)	8,691	(5,730)
Net income (loss)	(8,655)	(115,797)	(16,913)	8,684	(12,248)
Comprehensive income (loss)	$(8,585)	$(109,932)	$(7,335)	$10,483	$(24,685)

Basic income (loss) per share	$(0.09)	$(1.24)	$(0.18)	$0.10	$(0.14)
Diluted income (loss) per share	$(0.09)	$(1.24)	$(0.18)	$0.09	$(0.14)
Effect of Change of retrospective application of the accounting change from average cost method to the lot specific method on Stillwater Mining Company’s Statements of Operations and Comprehensive Income (Loss) for each of the years ended December 31:
Statement of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except per share data)

	2009	%	2008	%	2007	%	2006	%	2005	%

PGM recycling costs of metals sold	$(563)	-0.7%	$(1,146)	-0.3%	$1,810	0.6%	$(172)	-0.1%	$(440)	-0.5%
Operating income (loss)	563	15.1%	1,146	-1.0%	(1,810)	11.5%	172	2.0%	440	-7.1%
Net income (loss)	563	-6.1%	1,146	-1.0%	(1,810)	12.0%	172	2.0%	440	-3.5%
Comprehensive income (loss)	$563	-6.2%	$1,146	-1.0%	$(1,810)	32.8%	$172	1.7%	$440	-1.8%

Basic income (loss) per share	$0.01		$0.02		$(0.02)		$0.01		$—
Diluted income (loss) per share	$0.01		$0.02		$(0.02)		$—		$—

Stillwater Mining Company’s Balance Sheets as originally reported under the average cost method as of December 31 are presented below:
Balance Sheet
(Unaudited)
(in thousands)

	2009	2008	2007	2006	2005

Inventory	$88,544	$72,178	$119,586	$108,664	$87,820
Total assets	724,772	723,029	743,330	757,792	722,643
Accumulated deficit	(229,358)	(220,140)	(103,197)	(88,094)	(96,606)
Total shareholders’ equity	$446,388	$421,294	$518,327	$514,325	$494,730
Stillwater Mining Company’s Balance Sheets reflecting the retrospective application of the accounting change from average cost method to the lot specific method as of December 31 are presented below:
Balance Sheet
(Unaudited)
(in thousands)

	2009	2008	2007	2006	2005

Inventory	$88,967	$72,038	$118,300	$109,188	$88,172
Total assets	725,195	722,889	742,044	758,316	722,995
Accumulated deficit	(228,935)	(220,280)	(104,483)	(87,570)	(96,254)
Total shareholders’ equity	$446,811	$421,154	$517,041	$514,849	$495,082
Effect of Change of retrospective application of the accounting change from average cost method to the lot specific method on Stillwater Mining Company’s Balance Sheets as of December 31:
Balance Sheet
(Unaudited)
(in thousands)

	2009	%	2008	%	2007	%	2006	%	2005	%

Inventory	$423	0.5%	$(140)	-0.2%	$(1,286)	-1.1%	$524	0.5%	$352	0.4%
Total assets	423	—	(140)	—	(1,286)	-0.2%	524	0.1%	352	—
Accumulated deficit	423	-0.2%	(140)	0.1%	(1,286)	1.2%	524	-0.6%	352	-0.4%
Total shareholders’ equity	$423	0.1%	$(140)	—	$(1,286)	-0.2%	$524	0.1%	$352	0.1%
As a result of the accounting change, accumulated deficit as of January 1, 2005, increased from $(4,965), as originally reported using the average cost method, to $(5,053) using the lot specific method.

Stillwater Mining Company’s Statements of Cash Flows as originally reported under the average cost method for each of the years ended December 31 are presented below:
Statement of Cash Flows
(Unaudited)
(in thousands)

	2009	2008	2007	2006	2005

Net income (loss)	$(9,218)	$(116,943)	$(15,103)	$8,512	$(12,688)

Adjustments to reconcile net income (loss) to net cash provided by operating activities Lower of cost or market inventory adjustment	10,892	16,623	6,013	2,519	2,466
(Increase) decrease in inventory	(26,496)	29,323	(15,672)	(25,023)	71,838

Net cash provided by operating activities	59,672	114,243	56,422	96,963	141,134

Net increase (decrease) in cash	4,861	100,359	(26,924)	8,100	(15,792)
Cash at the beginning of the period	161,795	61,436	88,360	80,260	96,052
Cash at the end of the period	$166,656	$161,795	$61,436	$88,360	$80,260

Stillwater Mining Company’s Statements of Cash Flows reflecting the retrospective application of the accounting change from average cost method to the lot specific method for each of the years ended December 31 are presented below:
Statement of Cash Flows
(Unaudited)
(in thousands)

	2009	2008	2007	2006	2005

Net income (loss)	$(8,655)	$(115,797)	$(16,913)	$8,684	$(12,248)

Adjustments to reconcile net income (loss) to net cash provided by operating activities Lower of cost or market inventory adjustment	6,626	8,907	6,013	2,519	2,466
(Increase) decrease in inventory	(22,793)	35,893	(13,862)	(25,195)	71,398

Net cash provided by operating activities	59,672	114,243	56,422	96,963	141,134

Net increase (decrease) in cash	4,861	100,359	(26,924)	8,100	(15,792)
Cash at the beginning of the period	161,795	61,436	88,360	80,260	96,052
Cash at the end of the period	$166,656	$161,795	$61,436	$88,360	$80,260

Effect of Change of retrospective application of the accounting change from average cost method to the lot specific method on Stillwater Mining Company’s Statements of Cash Flows for each of the years ended December 31:
Statement of Cash Flows
(Unaudited)
(in thousands)

	2009	%	2008	%	2007	%	2006	%	2005	%

Net income (loss)	$563	-6.1%	$1,146	-1.0%	$(1,810)	12.0%	$172	2.0%	$440	-3.5%

Adjustments to reconcile net income (loss) to net cash provided by operating activities Lower of cost or market inventory adjustment	(4,266)	-39.2%	(7,716)	-46.4%	—	—	—	—	—	—
(Increase) decrease in inventory	3,703	-14.0%	6,570	22.4%	1,810	-11.5%	(172)	0.7%	(440)	-0.6%

The following financial statement line items in the Company’s previously reported statements of operations and comprehensive income (loss), balance sheets and statements of cash flows for the three month periods ended March 31, June 30, September 30, and December 31, 2009 were affected by the change in accounting method:
Stillwater Mining Company’s 2009 Quarterly Statements of Operations and Comprehensive Income (Loss) as originally reported under the average cost method are presented below:
Statement of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except per share data)

	2009 Quarter Ended
	March 31	June 30	September 30	December 31

PGM recycling costs of metals sold	$20,299	$10,863	$24,593	$20,728
Total costs of metals sold	72,186	65,412	80,652	73,114
Operating income (loss)	(10,539)	5,493	5,630	3,141
Net income (loss)	(11,610)	4,240	4,319	(6,167)
Comprehensive income (loss)	$(11,644)	$4,321	$4,411	$(6,236)

Weighted average common shares outstanding
Basic	93,877	94,308	94,579	96,617
Diluted	93,877	94,664	95,401	96,617
Basic income (loss) per share	$(0.12)	$0.04	$0.05	$(0.07)
Diluted income (loss) per share	$(0.12)	$0.04	$0.05	$(0.07)

Stillwater Mining Company’s 2009 Quarterly Statements of Operations and Comprehensive Income (Loss) reflecting the retrospective application of the accounting change from average cost method to the lot specific method are presented below:
Statement of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except per share data)

	2009 Quarter Ended
	March 31	June 30	September 30	December 31

PGM recycling costs of metals sold	$20,369	$10,541	$24,698	$20,312
Total costs of metals sold	72,256	65,090	80,757	72,698
Operating income (loss)	(10,609)	5,815	5,525	3,557
Net income (loss)	(11,680)	4,562	4,214	(5,751)
Comprehensive income (loss)	$(11,714)	$4,643	$4,306	$(5,820)

Basic income (loss) per share	$(0.12)	$0.05	$0.04	$(0.06)
Diluted income (loss) per share	$(0.12)	$0.05	$0.04	$(0.06)
Effect of Change of retrospective application of the accounting change from average cost method to the lot specific method on Stillwater Mining Company’s 2009 Quarterly Statements of Operations and Comprehensive Income (Loss):
Statement of Operations and Comprehensive Income (Loss)
(Unaudited)
(in thousands, except per share data)

	2009 Quarter Ended
	March 31%		June 30%		September 30%		December 31%

PGM recycling costs of metals sold	$70	0.3%	$(322)	-3.0%	$105	0.4%	$(416)	-2.0%
Total costs of metals sold	70	0.1%	(322)	-0.5%	105	0.1%	(416)	-0.6%
Operating income (loss)	(70)	0.7%	322	5.9%	(105)	-1.9%	416	13.2%
Net income (loss)	(70)	0.6%	322	7.6%	(105)	-2.4%	416	-6.7%
Comprehensive income (loss)	$(70)	0.6%	$322	7.5%	$(105)	-2.4%	$416	-6.7%

Basic income (loss) per share	$—		$0.01		$(0.01)		$0.01
Diluted income (loss) per share	$—		$0.01		$(0.01)		$0.01

Stillwater Mining Company’s 2009 Quarterly Balance Sheets as originally reported under the average cost method are presented below:
Balance Sheet
(Unaudited)
(in thousands)

	2009 Quarter Ended
	March 31	June 30	September 30	December 31

Inventory	$66,416	$79,792	$75,128	$88,544
Total assets	710,604	721,532	722,497	724,772
Accumulated deficit	(231,750)	(227,511)	(223,192)	(229,358)
Total shareholders’ equity	$412,357	$419,288	$426,863	$446,388
Stillwater Mining Company’s 2009 Quarterly Balance Sheets reflecting the retrospective application of the accounting change from average cost method to the lot specific method are presented below:
Balance Sheet
(Unaudited)
(in thousands)

	2009 Quarter Ended
	March 31	June 30	September 30	December 31

Inventory	$66,206	$79,905	$75,135	$88,967
Total assets	710,394	721,645	722,504	725,195
Accumulated deficit	(231,960)	(227,398)	(223,185)	(228,935)
Total shareholders’ equity	$412,147	$419,401	$426,870	$446,811
Effect of Change of retrospective application of the accounting change from average cost method to the lot specific method on Stillwater Mining Company’s 2009 Quarterly Balance Sheets:
Balance Sheet
(Unaudited)
(in thousands)

	2009 Quarter Ended
	March 31%		June 30%		September 30%		December 31%

Inventory	$(210)	-0.3%	$113	0.1%	$7	—	$423	0.5%
Total assets	(210)	—	113	—	7	—	423	0.1%
Accumulated deficit	(210)	0.1%	113	—	7	—	423	-0.2%
Total shareholders’ equity	$(210)	-0.1%	$113	—	$7	—	$423	0.1%

Stillwater Mining Company’s 2009 Quarterly Statements of Cash Flows as originally reported under the average cost method are presented below:
Statement of Cash Flows
(Unaudited)
(in thousands)

	2009 Quarter Ended
	March 31	June 30	September 30	December 31

Net income (loss)	$(11,610)	$4,240	$4,319	$(6,167)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Lower of cost or market inventory adjustment	9,751	146	982	13
(Increase) decrease in inventory	(4,230)	(13,338)	3,760	(12,688)

Net cash provided by operating activities	13,263	6,749	31,669	7,991

Net increase (decrease) in cash	9,020	(16,408)	26,719	(14,470)
Cash at the beginning of the period	161,795	170,815	154,407	181,126
Cash at the end of the period	$170,815	$154,407	$181,126	$166,656

Stillwater Mining Company’s 2009 Quarterly Statements of Cash Flows reflecting the retrospective application of the accounting change from average cost method to the lot specific method are presented below:
Statement of Cash Flows
(Unaudited)
(in thousands)

	2009 Quarter Ended
	March 31	June 30	September 30	December 31

Net income (loss)	$(11,680)	$4,562	$4,214	$(5,751)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Lower of cost or market inventory adjustment	5,485	146	982	13
(Increase) decrease in inventory	106	(13,660)	3,865	(13,104)

Net cash provided by operating activities	13,263	6,749	31,669	7,991

Net increase (decrease) in cash	9,020	(16,408)	26,719	(14,470)
Cash at the beginning of the period	161,795	170,815	154,407	181,126
Cash at the end of the period	$170,815	$154,407	$181,126	$166,656

Effect of Change of retrospective application of the accounting change from average cost method to the lot specific on Stillwater Mining Company’s 2009 Quarterly Statements of Cash Flows:
Statement of Cash Flows
(Unaudited)
(in thousands)

	2009 Quarter Ended
	March 31%		June 30%		September 30%		December 31%

Net income (loss)	$(70)	0.6%	$322	7.6%	$(105)	-2.4%	$416	-6.7%

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Lower of cost or market inventory adjustment	(4,266)	-43.7%	—	—	—	—	—	—
(Increase) decrease in inventory	4,336	-102.5%	(322)	2.4%	105	2.8%	(416)	3.3%

Net cash provided by operating activities	—		—		—		—

Net increase (decrease) in cash	—	—	—	—	—	—	—	—
Cash at the beginning of the period	—	—	—	—	—	—	—	—
Cash at the end of the period	$—	—	$—	—	$—	—	$—	—

     (c) Shell company transactions:
          None
     (d) Exhibits
          None
SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2010	STILLWATER MINING COMPANY
	By:	/s/ John R. Stark
John R. Stark
Vice President